UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2020

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, and Telephone Number	IRS Employer Identification No.

1-32853	DUKE ENERGY CORPORATION (a Delaware corporation) 550 South Tryon Street Charlotte, North Carolina 28202-1803 704-382-6200	20-2777218

550 South Tryon Street, Charlotte, North Carolina 28202

(Address of Principal Executive Offices, including Zip code)

(704) 382-3853

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	DUK	New York Stock Exchange LLC
5.125% Junior Subordinated Debentures due January 15, 2073	DUKH	New York Stock Exchange LLC
5.625% Junior Subordinated Debentures due September 15, 2078	DUKB	New York Stock Exchange LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	DUK PR A	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	The Corporation held its Annual Meeting on May 7, 2020.

(b)	At the Annual Meeting, shareholders voted on the following items: (i) election of directors, (ii) ratification of the appointment of Deloitte & Touche LLP as the Corporation’s independent registered public accounting firm for 2020, (iii) an advisory vote to approve the Corporation’s named executive officer compensation, (iv) a shareholder proposal regarding independent board chair, (v) a shareholder proposal regarding elimination of supermajority voting provisions in Duke Energy’s Certificate of Incorporation, (vi) a shareholder proposal regarding providing a semiannual report on Duke Energy’s political contributions and expenditures, and (vii) a shareholder proposal regarding providing an annual report on Duke Energy’s lobbying payments. For more information on the proposals, see Duke Energy’s proxy statement dated March 26, 2020. Set forth on the following pages are the final voting results for each of the proposals.

•	Election of Director Nominees

Director	Votes For	Withheld	Broker Non-Votes	Votes Cast FOR Votes Cast FOR + WITHHELD
Michael G. Browning	449,424,410	22,306,950	155,389,100	95.27%
Annette K. Clayton	464,775,289	6,956,071	155,389,100	98.53%
Theodore F. Craver, Jr.	463,593,071	8,138,289	155,389,100	98.27%
Robert M. Davis	462,433,733	9,297,627	155,389,100	98.03%
Daniel R. DiMicco	460,720,694	11,010,666	155,389,100	97.67%
Nicholas C. Fanandakis	467,194,445	4,536,915	155,389,100	99.04%
Lynn J. Good	449,121,027	22,610,333	155,389,100	95.21%
John T. Herron	465,793,357	5,938,003	155,389,100	98.74%
William E. Kennard	460,098,206	11,633,154	155,389,100	97.53%
E. Marie McKee	457,814,588	13,916,772	155,389,100	97.05%
Marya M. Rose	463,561,440	8,169,920	155,389,100	98.27%
Thomas E. Skains	465,604,958	6,126,402	155,389,100	98.70%
William E. Webster, Jr.	467,322,184	4,409,176	155,389,100	99.07%

Each director nominee was elected to the Board of Directors with the support of a majority of the votes cast.

•	Proposal to ratify the appointment of Deloitte & Touche LLP as independent registered public accounting firm for 2020

Votes For	Votes Against	Abstain	Broker Non-Votes	Votes Cast FOR Votes Cast FOR + AGAINST	Votes Cast FOR Votes Cast FOR + AGAINST + ABSTAIN
602,123,178	22,925,511	2,071,771	NA	96.33%	96.01%

The proposal to ratify the appointment of Deloitte & Touche LLP as independent registered public accounting firm received the support of a majority of the shares represented.

•	Advisory vote to approve Duke Energy Corporation’s named executive officer compensation

Votes For	Votes Against	Abstain	Broker Non-Votes	Votes Cast FOR Votes Cast FOR + AGAINST	Votes Cast FOR Votes Cast FOR + AGAINST + ABSTAIN
436,899,353	30,160,071	4,671,936	155,389,100	93.54%	92.61%

The advisory vote to approve Duke Energy Corporation’s named executive officer compensation received the support of a majority of the shares represented.

•	Shareholder proposal regarding independent board chair

Votes For	Votes Against	Abstain	Broker Non-Votes	Votes Cast FOR Votes Cast FOR + AGAINST	Votes Cast FOR Votes Cast FOR + AGAINST + ABSTAIN
176,736,714	263,778,469	31,216,177	155,389,100	40.12%	37.46%

The shareholder proposal regarding independent board chair failed to receive the support of a majority of the shares represented.

•	Shareholder proposal regarding elimination of supermajority voting provisions in Duke Energy’s Certificate of Incorporation

Votes For	Votes Against	Abstain	Broker Non-Votes	Votes Cast FOR Votes Cast FOR + AGAINST	Votes Cast FOR Votes Cast FOR + AGAINST + ABSTAIN
403,552,052	24,836,084	43,335,648	155,396,674	94.20%	85.54%

The shareholder proposal regarding elimination of supermajority voting provisions in Duke Energy’s Certificate of Incorporation received the support of a majority of the shares represented.

•	Shareholder proposal regarding providing a semiannual report on Duke Energy’s political contributions and expenditures

Votes For	Votes Against	Abstain	Broker Non-Votes	Votes Cast FOR Votes Cast FOR + AGAINST	Votes Cast FOR Votes Cast FOR + AGAINST + ABSTAIN
181,406,437	285,376,209	4,948,714	155,389,100	38.86%	38.45%

The shareholder proposal regarding providing a semiannual report on Duke Energy’s political contributions and expenditures failed to receive the support of a majority of the shares represented.

•	Shareholder proposal regarding providing an annual report on Duke Energy’s lobbying payments

Votes For	Votes Against	Abstain	Broker Non-Votes	Votes Cast FOR Votes Cast FOR + AGAINST	Votes Cast FOR Votes Cast FOR + AGAINST + ABSTAIN
198,128,750	268,683,130	4,919,480	155,389,100	42.44%	42.00%

The shareholder proposal regarding providing an annual report on Duke Energy’s lobbying payments failed to receive the support of a majority of the shares represented.

(c)       Not applicable.

(d)       Not applicable

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: May 13, 2020	By:	/s/ DAVID S. MALTZ
David S. Maltz
Assistant Corporate Secretary